EXHIBIT 6.0 - FINOVA CAPITAL CORPORATION AGREEMENT AND
              AMENDMENT
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     SECURITY AGREEMENT dated January,  1997 between
HARVEY WESTBURY CORP. a  corporation organized and existing
under the laws of the State of New York having its principal place of business at 15 Heisser Court, Farmingdale, New York
11735 (hereinafter called the "Borrower'), and UNITED CREDIT
CORPORATION, a corporation organized and existing under the
laws of the State of New York, having Its principal place of business at 15 West 44th Street, New York, New York 10036-6611
(hereinafter called "United").
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                    W I T N E S S E T H:
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FIRST:     Subject to the further terms hereof:
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    (a)     Insofar as the Borrower may request, United
shall make loans or extend credit to or for the Borrower;
but United shall not be obligated to make loans, or extend
credit beyond the borrowing base or the permissible line,
whichever in less;
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    (b)     The "borrowing base', shall mean an amount equal
to 75 of the not security value of accounts as defined in
subparagraph "THIRTEENTH (b)hereof, minus any amounts past
due in accordance With the terms of this agreement, and the
"permissible line, shall mean 152,000. $25,000.00
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    (c)     The Borrower shall pay United basic interest on
the daily unpaid cash balances outstanding during each month at a rate equal to the highest Now York City prime rate in
effect during such month as generally reported, plus 8% per
annum, but the basic rate hereunder shall not he less than
 16 1/2%per annum nor more than the maximum permitted by
applicable law; *
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    (d) In any event, the Borrower shall pay United, as a
commitment fee for United's agreements hereunder,*$1.000.OQ
per month (pro rated for periods less than a full calendar
month) each month that this agreement is to remain in
effect, as stated below or an renewed or extended, against
which the interest charge under Paragraph "FIRST (c)" shall
be applied; but interest or fees charged in connection with
any -over-advance" as referred to in subparagraph "SIXTH A"
or any "installment loan" as defined in subparagraph "THIRTEENTH
(c)," or any other fees payable hereunder, shall
not be so applied;
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    (e)     This agreement shall remain in effect until the
last day of the month in which the second - anniversary
hereof falls.
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SECOND:     A. As security for the payment and performance
of all liabilities of the Borrower to United, the Borrower
hereby grants, and United shall have, a continuing security
interest in such of the following as may be checked, and all proceeds, products and accessions, if any, and all books and records now existing and hereafter arising relating to
properties checked; and all goods, instruments, documents of title, policies and certificates of insurance, securities,
chattel paper, deposits, instruments, cash or other property now or hereafter owned by the Borrower or in which it now or hereafter has an interest which may now or hereafter be in
the lawful possession of United or as to which United may
now or hereafter control possession by documents of title or otherwise (hereinafter called the "collateral"):
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    X (1) All of the Borrower's accounts, general
    --    intangibles, contract rights and chattel paper,
          now existing or hereafter arising, the goods, the
          sale and delivery of which gave or shall give rise
          to the creation of an account, and all security
          the Borrower at any time obtains for the payment
          of any account, general intangible, contract right
          or chattel paper;
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    X (2) All inventory (raw, finished and in process) and
     -    all supplies of the Borrower, now owned or
          hereafter acquired by it or as to which it may now
          or hereafter control possession by documents of
          title or otherwise, wherever located, and all
          trade names, trademarks, patents and applications
          for letters patent applicable thereto;
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    X (3) All equipment of the Borrower, now owned or
    --    hereafter acquired by it or as to which it may now
          or hereafter control possession by documents of
          title or otherwise, wherever located; and
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The Borrower's failure to furnish United with any formal
pledge, assignment or other designation with respect to any
property of the type included in the collateral shall not operate to exclude such property from the collateral.
United shall pay the Borrower its equity from collections on accounts after United's receipt of collections In excess of
the Borrower's liabilities to it.
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*See separate letter containing additional Material
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The Borrower's equity from collections on accounts means the amount by which the borrowing base exceeds the Borrower's
liabilities to United which are then due.  Pending the full
payment and performance of such liabilities, United may hold any excess collateral, including cash in United's possession and credit balances, as additional security for the payment
and performance of the Borrower's liabilities or apply the
excess to the Borrower's liabilities.
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B.     If property of the type is not then already Included
in the collateral, then from the date United honors much a
request, a request by the Borrower for United to guarantee
the purchase price of any inventory for the Borrower or to
purchase any inventory on behalf of the Borrower, or that
any loan made to it be repayable in installments shall have
the effect of including within the collateral all property
of the type referred to in subparagraph "SECOND A (2)" and
'(3), hereof and the proceeds, products and accessions, if
any, of, and the Borrower's books and records then existing
and thereafter arising related to, the properties so
included in the collateral.
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THIRD:     The Borrower represents and covenants as follows.
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    (a)     The Borrower is a corporation duly organized and
in good standing under the laws of the state appearing at
the beginning of this agreement as the state of its
organization; it is and shall be duly qualified and in good
standing in every other state in which, if accounts are
collateral hereunder, It enters into contracts giving rise
to accounts, and, If goods of any nature are collateral
hereunder, it maintains such goods; it keeps and shall keep
its books of account and goods of any nature which are
purported to be collateral at its address appearing at the
beginning of this agreement, the execution, delivery and
performance hereof are within the Borrower's corporate
powers, have been duly authorized and are not in
contravention of law or the terms of the Borrower's charter
or by-laws or of any undertaking by which it is bound;
except for the security interest granted hereby, the Borrower is and shall be the owner of all property located
on its premises (except as noted on a separate list signed
and delivered to United on behalf of the Borrower
concurrently herewith); it owns all property purported to be included in the collateral free from any lien, security
interest or encumbrance; it does have and shall have the
absolute right to subject the same to a security interest In
United; after the security interest of United shall have
attached to any such property, the Borrower's properties of
any type shall not be further subject to any security
interest, lien or encumbrance of any other person, except
pursuant to United's written consent, which shall not be
unreasonably withheld to permit the Borrower to obtain
further purchase money financing from others on terms which, in United's discretion, shall not adversely affect the
interests of United; subject to any limitations stated
therein or in connection therewith, all balance sheets,
earnings statements and other financial data which have been or may hereafter be furnished to United, do or shall fairly
present the financial condition of the person reported upon
as of the dates and the results of his, her or its
operations for the periods for which the same are furnished;
all other information heretofore furnished to United is, and all information hereafter furnished to United shall be
accurate and correct in all material respects and not fall
to disclose any fact necessary to make the information
furnished not misleading; and the Borrower shall as soon as
practicable after the close of each of its fiscal years and
midfiscal years furnish United with a copy of a financial
statement, prepared in accordance with generally accepted
accounting principles, showing its financial condition as
of, and the results of its operations for the period then
ended.
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    (b)     The Borrower shall at all reasonable times give
United access to all places where any part of the collateral or records pertaining thereto may be maintained, and shall
from time to time allow United by or through any of its
officers, agents, attorneys or accountants, to make extracts from such recorder and it shall at all times keep United
informed of the name and location of each of Its bank
accounts.
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    (c)     Any loan at any time received by the Borrower
from United shall not be used directly or Indirectly other
than in the Borrower's business; it shall not, directly or
indirectly, pay any dividend on its stock other than a dividend payable in shares of Its own stock; it shall not,
directly or indirectly, make any loan to, or pay any claim
other than for current remuneration or current reimbursable
expense payable to any person controlling, controlled by or
under common control with the Borrower, and it shall, on
demand, obtain and deliver to .United subordinations in form and substance satisfactory to United of all claims of
controlling and controlled persons consistent with the
foregoing.
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    (d)     The Borrower shall keep all its properties,
whether included in the collateral or not, in good order and repair, and shall not waste or destroy them or any part
thereof or Use them or any part thereof in violation of any
applicable law; it shall not dispose of any of its
properties except in the ordinary course of business and It
shall not dispose of any equipment included in the
collateral without the prior written consent of United; it
shall pay promptly, when due, any justly owing account
payable of its in which United holds a security interest,
all rents or similar charges payable with respect to any
premises where any part of the collateral may at any time be located and all taxes payable by it, including withholding
taxes; It shall procure and maintain theft, burglary and
fire insurance containing so-called extended coverage
insurance, covering all goods included in the collateral,
and life insurance on the lives of such of the guarantors of its obligations and its officers an United shall direct, all of which insurance shall be in such reasonable amounts as
United shall direct, and shall be, If adjustable, adjustable by United, and payable to and for the benefit of the
Borrower and United as their interests may appear; and the
Borrower shall, upon United's request, furnish United with
evidence satisfactory to United of its payment of such rent
or similar charges and taxes and with policies or
certificates evidencing Its compliance with such insurance
requirements.
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    (e)     Upon its receipt or creation of any property of
the type in which United has a security interest, the
Borrower shall furnish United with information adequate to
identify such property, which information shall be in such
form as United may request (a "schedule"), accompanying such schedule with specific pledges, assignments and designations
In form and substance satisfactory to United and copies of
relevant invoices and vouchers and if accounts are included
in the collateral, promptly after the end of each month It shall furnish United with an ageing of its receivables as of
the last day of such month, showing for each of its account
debtors the amount owed by such debtor with respect to
invoices of the Borrower generated within the then past
month, each of the prior three months and at any time prior
to the fourth preceding month; and if so requested by
United, It shall furnish United with statements for each
account debtor for mailing to them, reflecting the
indebtedness of such account debtor and the derivation by
invoice of such indebtedness.
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    (f)  At the time the Borrower notifies United of the
existence of any account, much account shall be good and
valid, representing an undisputed bona fide indebtedness
Incurred by the debtor named therein for merchandise
theretofore delivered pursuant to a contract of sale or
leave or for services theretofore performed by the Borrower
for said debtor pursuant to a contract therefor; no
agreement under which any deduction or discount may be
acquired shall have been made with such debtor except as
Indicated in the written "schedule" and invoice furnished to
United concurrently with the Borrower's notifying United of
the existence of the account; and the net amount so derived
of each account shall be paid in full at its maturity as
expressed in the invoice evidencing such account and the
schedule pertaining thereto; and much payment shall be
delivered to United as provided in subparagraph "THIRD (h),
hereof.
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    (g)     The Borrower shall immediately notify United, if
accounts are Included in the collateral, of all cases
involving the return, rejection, repossession, loss of or
damage to merchandise covered by an account and of any
dispute arising or credit or adjustment granted or discount
or offset taken with respect to an account, and if goods
are; included in the collateral, of any event causing lose
or depreciation in the value of such goods and the amount of such lose or depreciation; and the Borrower shall forthwith
pay United the invoice amount of the merchandise involved or the amount of the dispute, credit, adjustment, discount,
offset, lose, damage or depreciation, as the case may be.
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    (h)     The Borrower shall do all things necessary and
usual in the ordinary course of business, to sell in the
ordinary course of business inventory Included in the
collateral to responsible purchasers and to collect on
accounts included In the collateral, and shall receive IN
TRUST for United, without commingling with its other funds
and assets, all cash, checks, notes, chattel paper and other proceeds received by it with respect to any of the
collateral, and shall deliver the same, other than
merchandise returns, to United In the form received,
promptly upon the receipt thereof.
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    (i)     If certificates of title are or shall be Issued
with respect to any equipment Included in the collateral,
the Borrower shall, on demand, cause the interest of United
to be properly noted thereon; if any equipment Included in
the collateral is or shall be deemed a fixture under
applicable law, the Borrower shall, on demand, furnish
United with disclaimers signed by all persons having an
Interest in the affected real estate, insofar &a the
security interest of United in concerned, and United is
authorized to destroy from time to time papers theretofore
delivered to it in connection with Invoices which have
become paid.
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    (j)     The Borrower shall, at its own expense, do all
acts and execute and deliver all writings United may at any
time require to protect or enforce United's interests,
rights and remedies created by, provided in or emanating
from this agreement.
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FOURTH:     For the purpose of protecting United's
interests, and only for such purpose, the Borrower hereby
appoints United, with full power of substitution, as the
Borrower's agent:
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    (a) to collect the Borrower's invoices and endorse the
name of the Borrower upon any instruments that may come into
United's possession in accordance with this agreement;
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    (b) to sign on behalf of the Borrower such financing
statements as United shall deem necessary, describing the
types or items of collateral covered hereby;
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    (c) to request and receive from the Borrower's agents,
employees, attorneys and accountants all information
pertaining to the Borrower which United May
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B.     United's compensation shall be payable with respect
to the daily cash balance owing United so long as any such
balance exists, even after the maturity of the Borrower's
indebtedness to United.  United intends to make no charge for compensation which, under the circumstances existing at
the time the charge therefore might be made shall constitute a violation of the maximum permissible charge to a
corporation for the loan or forbearance of money under
applicable law.  Provided any such law would not thereby be
violated, the compensation payable for any prior or
subsequent month hereunder may be increased to absorb, in
whole or In part, the difference between the charges
computed hereunder without reference to such law and charges computed with reference to such law; It being understood
that the entire period of United's financing and the total
of interest charges for such entire period shall be utilized in determining compliance with such law.  In the event the
rate of interest an determined hereunder is in excess of the maximum permissible rate, then the amount paid in excess of
such maximum shall be deemed io have been payments toward
the reduction of principal and not to the interest due
hereunder and appropriate calculation shall be made to
produce such a result.  The bona fide tender of a refund of
any interest erroneously collected in violation of
applicable law shall be a full acquittance of United.
Except as otherwise required by law, interest shall be
computed on the basis of a 360 day year applied to the
actual number of days money Is deemed outstanding.
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C.     The rates of compensation hereunder are and will be
fixed on the basis of the Borrower's borrowing funds and
performing its obligations hereunder in due course.  In the
event collection of the Borrower's accounts or the
liquidation of the Borrower's equipment or inventory falls
upon United consequent to the occurrence of an event of
default, the Borrower shall pay United 15% of the amount
collected by United.  For United's services in wiring,
certifying or transferring funds, the Borrower shall pay
United 1/2 of 1% of the amount wired, certified or
transferred, or $50.00, whichever Is greater. service
charges of $50-00 each shall be made for the issuance of
checks to third parties, processing bank returned items,
each Issuance of a check in excess of two per week, advances or "equity" payments of less than $5,000.00 and, per page,
for lists of "Past due' or Ineligible accounts. services
arising from the notification of the Borrower's account
debtors to make payments directly to United or to an address specified by United after an occurrence of an event of
default shall be charged for at #l% of the face amount of
the invoices underlying the notification.  For services in
connection with supervision of records related to accounts
included in the collateral, the Borrower shall pay United a
collateral management fee equal to 1% of its sales,
provided, however, such charge shall not be made for any
month that the notification charge referred to above is
made.
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D.     The Borrower shall pay United all disbursements
United may incur with respect to loans hereunder or with
respect to the collateral or In protecting or enforcing its
rights under this agreement.  Such disbursements shall,
without limiting the generality of the foregoing, include
expenses of audits, dunning letters, telephone
investigations, appraisals, credit reports, bank charges for letters of credit, verifications, filing or recording deny
documents hereunder which United determines shall be filed
or recorded in any public office, retaking, holding or
preparing for gale any goods purported to be included in the collateral, finishing; otherwise unfinished inventory which
may be purported to be included In the collateral, selling,
leasing, settling or otherwise realizing upon all or any
part of the collateral, postage, telephone, any charges in
the nature of use and occupancy or rental United may incur
for any premises where all or any part of the collateral may be, and attorneys' fees incurred in the preparation of this
agreement, In connection with transactions hereunder and in
enforcing or protecting United's rights hereunder.  Such
attorneys' fees In any court proceedings looking to the
collection of the Borrower's liabilities shall be 25% of
such liabilities as of the commencement of such proceedings.
The foregoing expenses may include reasonable charges for
time expended and disbursements incurred by persons in
United's employ, and may be promised on estimates of the
actual expenditure when determination of the actual
expenditure in difficult.
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SEVENTH:     A. All interest, fees and expense for which
United in entitled to be reimbursed hereunder shall be paid
by the Borrower to United an of the last day of each
calendar month pursuant to United's statements therefor,
except as compensation may be otherwise payable with respect to any note or other agreement.  Such amounts shall be
deemed paid to the extent sums are subsequently credited to
the Borrower's loan balance from the first sums so credited.
United's statements shall be considered correct and accepted by the Borrower, and conclusively binding upon the Borrower, unless the Borrower notifies United of its exceptions
thereto within 20 days of the sending of the relevant statement to the Borrower.
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B.     Except as herein otherwise provided or am provided in
a note or other agreement made by the Borrower to United
hereunder, all loans made to or for the Borrower, including
for these purposes Interest, fees and reimbursable expenses
which have not otherwise been paid, shall be repayable on
demand.  However, United agrees, except as to an over-advance, it will not demand repayment, and will permit the
loans (and compensation and reimbursable expense) to be
repaid from the payment of accounts prior to the occurrence
of an event of default or the termination of this agreement.
Unless otherwise provided in an agreement signed by United,
an over-advance shall be repayable on demand.  All the
liabilities of the Borrower to United shall, at the option
of United, and notwithstanding any time otherwise allowed,
be immediately due and payable upon the first to happen of
the termination of this agreement or the occurrence of an
event of default.     The following constitute events of
defaults
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    (1) The     breach by the Borrower of any representation
or covenant made by it, which,     provided it shall not
constitute any other event of default, shall remain  uncured for more than 10 days after notice thereof to the Borrower;
or
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    (2) The     failure of the Borrower to pay any liability
to United calling for the payment of money pursuant to this
or any other agreement, an and when the same should be paid, including failure to pay such liabilities on a date set by
the Borrower for such payment; the Borrower's becoming
insolvent; its suspending its business; its petitioning for
or a petition against it being filed for a receivership of
its business or -property or a bankruptcy or arrangement or
any other legal proceeding or action relating to the relief
of debtors or the readjustment of debtor its making an
assignment for the benefit of creditors, seeking a
composition of creditors or suffering a lien against or the
attachment of any of its property its disposing of any
property included in the collateral otherwise than in
accordance with this agreement; its committing or suffering, by any of its agents or employees, a fraudulent conversion
of any part of the collateral; any guarantor of its
liabilities terminating such guarantee or becoming
insolvent; or, Insofar an property of the type included in
the collateral is involved, its breaching a representation or covenant contained in subparagraphs "THIRD (f),' "(g)" or
"(h)" hereof.
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EIGHTH:     A. Until the Borrower furnishes United with
satisfactory evidence to the contrary, United shall be
entitled to rely absolutely on any oral or written' advice
given to it or its designee by or on behalf of an account
debtor or any agent, attorney or employee of the Borrower in deeming an event of default to have occurred or in
determining the not security value of accounts.
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B.     Upon the occurrence of any of the above events of
default or any such event being deemed to have occurred, and at any time thereafter, such default not having previously
been cured or waived by United in writing, United shall have the right (1) to fix the borrowing base for all purposes
under this agreement at such percentage of the borrowing
base as set forth above, including zero, as it may elect
(and no such action shall be deemed a termination of this
agreement by United); (2) to exercise all the rights and
remedies of a secured party under the Uniform Commercial
Code including, without limitation, the right to notify
account debtors of the Borrower to make payment directly to
United; (3) to require the Borrower to assemble and make any goods included In the collateral ready for sale at a place
designated by United; (4) to transfer any property
constituting collateral into Its own name or that of its
nominee and to receive the income and proceeds thereon; (5)
to notify post office authorities to change the address for
delivery of mail addressed to the Borrower, and to receive,
open and dispose of such mail; (6) to draw and present
drafts on any bank account for sums up to the amount of the
Borrower's liabilities to United; and (7) to accelerate the
due date of the commitment fee provided for in subparagraph
"FIRST (d)' hereof for each month between the date of such
default or deemed default and the date this agreement would
otherwise have expired. insofar as collateral shall consist
of accounts, Insurance policies, instruments, chattel paper, chosen in action or the like, United may in addition to its
other rights, realize upon such collateral by way of
adjustment or compromise, whether or not payment under such
collateral is then due.  Whenever reasonable notice is
required an a matter of law to the exercise of any right by
United with respect to the collateral, S days' prior notice
shall suffice.  United shall assume no credit risk In
connection with any disposition of the collateral; and only
the net cash proceeds, an and when received, after subtracting expenses Incurred by United In realizing upon
any collateral, shall be applied to the Borrower's
Indebtedness.  In the event such net cash proceeds are
insufficient to pay fully such indebtedness, the Borrower
shall remain liable to United for the deficiency regardless
of any notes or other obligations United may receive in
connection with any disposition of the collateral and
notwithstanding that it may continue to hold other
collateral.  Any surplus shall be rendered to the Borrower.
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C.     Any delay on the part of United in exercising any
power or right hereunder shall not operate as a waiver
thereof, nor shall any single or partial exercise of any
power or right hereunder preclude any other or further
exercise thereof or the exercise of any other power or
right.  No waiver by United of any default shall operate as
a waiver of any other default or of the same default on any
future occasion.  The rights, remedies and benefits heroin
expressly specified are cumulative and not exclusive of any
rights, remedies or benefits which United may otherwise
have.  In no event shall United be required to liquidate any collateral before proceeding against the Borrower to collect the Borrower's indebtedness after the occurrence of an event of default or to proceed In any order in the liquidation of
collateral.
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NINTH:     The Borrower WAIVES presentment, notice of
dishonor and protest of all instruments included in or
evidencing liabilities or the collateral, any and all other
notices and demands, except as herein specifically provided
or as may not be waived by law, and the right to a trial by'
jury in any matter touching upon this agreement.
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TENTH:     A. This agreement shall be deemed renewed from
year to year after the initial period set forth in Paragraph
"FIRST" hereof, unless either party hereto shall give the
other notice of its intention to terminate this agreement an of the end of such initial period or any renewal year, as
the case may be, at least 30 days prior to its expiration.
Notwithstanding the foregoing, if at any time that this
agreement is in effect the Borrower shall have any liability to United under any note or other agreement which, in the
normal course of business, would expire later than the
termination of this agreement, then this agreement shall
remain in effect for at least the duration of such other
agreement, and this agreement shall be deemed renewed from
year to year after the maturity of such note or expiration of such other agreement, unless either party hereto shall
give the other at least 30 days' prior notice of its
intention to cancel this agreement as of the maturity date
of such note or the expiration of such other agreement, or
such renewal year, as the case may be.  'This agreement may
be terminated by United at any time because of the
occurrence of an event of default or an event of default
being deemed to have occurred.  The Borrower may terminate
this agreement at any time upon 30 days, prior notice to
United and paying United, in addition to its liabilities
other than the commitment fee provided for in subparagraph
"FIRST (dll hereof, the greater of (a) such commitment fee
or (b) 75% of the average monthly compensation earned
hereunder by United during the shorter of the period this
agreement has then been in effect or the then preceding 12
calendar months, multiplied, In each of the cases covered by the foregoing clauses -(a)- and "(b),- by the number of
months between such termination and the date this agreement
would have otherwise expired by its terms.  Any termination
shall In no way affect any transactions entered into or
rights created or liabilities incurred prior to ouch
termination; and as to such transactions, all rights and
obligations under this agreement shall be fully operative
until the same are fully liquidated.
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D.     Upon payment in full of the Borrower's liabilities to
United, United shall deliver to the Borrower appropriate
termination statements with respect to United's security
interests for filing under the Uniform Connercial Code, and
United and the Borrower shall exchange general relean6o.
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C. *
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ELEVENTH:     All notices hereunder shall be In writing and
shall be delivered personally or be sent to the parties
hereto at their respective addresses set forth above,
marked, 'Attention: President," or to such other addresses
an of which notice shall be duly given.  Notices under
Paragraph "TENTH" hereof shall be so addressed, but shall be given only by registered or certified mail, return receipt
requested.
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TWELFTH:     The Invalidity of any portion of this agreement
shall not affect the balance of this agreement, nor shall
the invalidity of any portion hereof an applied to any
particular circumstance affect the validity of this
agreement when applied to any other circumstances.
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THIRTEENTH: As used herein any words or phrases given a
meaning by the Uniform Commercial Code shall have such
meaning and the following words and phrases shall have the
respectively indicated meanings:
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(a)     "Liabilities" shall mean any and all liabilities of
the Borrower to United of     every kind and description,
direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, regardless of how
they arise or by what agreement or instrument they may be
evidenced or whether evidenced by any Instrument, alone or
with others, and Include obligations to Perform acts and
refrain from taking action as well an obligations to pay
money;
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(b)     "Net security value of accounts" shall mean the
amount of such of the Borrower's accounts receivable
outstanding at any time net security value of accounts Is
determined hereunder as to which the Borrower has furnished
United with (i) a formal pledge or designation on a form
supplied by United, (ii) a duplicate Invoice, (iii) the
original shipping receipt or bill of lading applicable
thereto and (iv) such other documents as United may request;
minus the amount of: (x) past due accounts under the terms
hereof, (y) such accounts an represent a greater than
prudent concentration of the Borrower's business owing from
one account debtor; (z) all payments, adjustments and
credits applicable thereto and all amounts considered
uncollectible by United by reason of merchandise or other
disputes, insolvency of the account debtor, or otherwise,
including, without limitation, United's experience generally with the Borrower's account debtors, all as determined by
United In its sole discretion.
<P>
     (C) "Installment loan" means any part of the
liabilities of the Borrower
to United which United and the Borrower have agreed shall be payable to United in two or more installments.
<P>
FOURTEENTH: This agreement cannot be modified or terminated
orally.
<P>
FIFTEENTH: This agreement shall be binding on the parties
hereto and their respective successors and assigns.
<P>
IN WXTNESS WHEREOF, the parties hereto have caused this
agreement to be executed by their officers thereunto duly
authorized.
<P>
HARVEY WESTBURT CORP.
<P>
                            By:
<P>
                            UNITED CREDIT CORPORATION
<P>
                            By:
<P>
THIS IS AN IMPORTANT DOCUMENT.  THE BORROWER SHOULD CONSULT
ITS LEGAL AND FINANCIAL ADVISORS BEFORE SIGNING.
<P>
AMENDMENT
---------
F I N 07A
FINANCIAL INNOVATORS
<P>
FINOVA CAPITAL CORPORATION
GROWTH FINANCE
15 W. 44TH STREET
STM FLOOR
NEW YORK, NY 10036
<P>
TEL 212 843 0808
FAX 212 843 0817
<P>
March 2, 1999
<P>
Harvey Westbury Corporation
15 Heisser Court
Farmingdale, NY 11735
<P>
Gentlemen:
<P>
The security agreement between you and our predecessor,
United Credit Corporation, is hereby modified in the
following respects:
<P>
1.     Paragraph FIRST (b) is changed to read as follows:
The borrowing base shall mean an amount equal to 75% of
the net security value of accounts as defined in
subparagraph "THIRTEENTH (b)" hereof minus any amounts past
due in accordance with the terms of this agreement, and the
"permissible line" shall mean $150,000.00.
<P>
2.     Paragraph FIRST (c), is changed to read as follows:
The Borrower shall pay United basic interest on the daily
unpaid cash balances outstanding during each month at a
rate equal to the highest prime rate in effect in New
York City during such month as generally reported, plus
8% per annum, but the basic rate hereunder shall not be less than 16 3/4% per annum nor more than the maximum permitted
by applicable law.
<P>
3.     Paragraph FIRST (d) is changed to read as follows:
The Borrower shall pay United, as a commitment fee for
United's agreements hereunder (i)$500.00 per month
(prorated for periods less than a full calendar month)
each month that this agreement is to remain in effect, as
stated below or as renewed or extended, against which the
interest charge under paragraph FIRST (c) shall be applied;
but interest or fees charged in connection with any
"over-advance" as referred to in subparagraph "SIXTH A" or
any "installment loan" as defined in subparagraph
"THIRTEENTH (c) or any other fees payable hereunder, shall
not be so applied; and (ii), commencing February 1, 2000 and each February l'` thereafter that this agreement is in
effect, an annual commitment fee of $1,750.00.
<P>
4.     Paragraph FIRST (e) is changed to read as follows:
This agreement shall remain in effect until January 31,
2001.
<P>
The foregoing amendments shall take effect February 1, 1999.
You agree that your indebtedness to us as of February 28,
1999 was $22,998.87, including charges of $60.00 for P&T
and a $12.00 miscellaneous charge, but exclusive of all
other charges for the month of February, 1999.
<P>
If the foregoing correctly sets forth our understanding
please sign below and return a copy of this letter so
endorsed.
<P>
Please call if you have any questions.
<P>
Sincerely,
<P>
FINOVA CAPITAL CORPORATION
DBA UNITED CREDIT
<P>
AGREED:
<P>
HARVEY WESTBURY CORPORATION
BY
<P>